UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 7, 2021

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)

(702) 318-7548

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 8, 2021, Golden Matrix Group, Inc. (the “Company”, “we” and “us”) issued a press release regarding its anticipated financial results for the month of December 2020, which included revenue projections for the fourth fiscal quarter ending on January 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Current Report and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K, contains forward-looking statements within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to the Company’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in the Company’s other filings with the Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements. These statements also involve known and unknown risks, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements. Accordingly, readers should not place undue reliance on any forward-looking statements. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 3.02. Unregistered Sales of Equity Securities.

As described in greater detail in the Current Report on Form 8-K filed by the Company on August 27, 2020, on August 20, 2020, the Company sold, to eleven accredited investors, an aggregate of 527,029 units, with each unit consisting of one share of restricted common stock and one warrant to purchase one share of common stock (the “Warrants” and the agreements evidencing such Warrants, the “Warrant Agreements”), at a price of $3.40 per unit. The units were sold pursuant to the Company’s entry into subscription agreements with each investor (the “Subscription Agreements”). The Subscription Agreements provide the investors customary piggyback registration rights (for both the shares and the shares of common stock underlying the Warrants) which remain in place for the lesser of one year following the closing of the offering and the date that the applicable investor is eligible to sell the applicable securities under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”).

The Warrants have an exercise price of $4.10 per share (and no cashless exercise rights), and were exercisable until the earlier of (a) August 20, 2022, and (b) the 30th day after the Company provides the holder of the Warrants notice that the closing sales price of the Company’s common stock has closed at or above $6.80 per share for a period of ten consecutive trading days.

From November 23, 2020, to December 7, 2020 (ten consecutive trading days), the closing sales price of the Company’s common stock closed at or above $6.80 per share, and on December 8, 2020, the Company provided notice to the holders of the Warrants that they had until January 7, 2021 to exercise such Warrants, or such Warrants would expire pursuant to their terms.

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From December 9, 2020, to January 7, 2021, ten holders of Warrants to purchase an aggregate of 409,029 shares of the Company’s common stock exercised such Warrants and paid an aggregate exercise price of $1,676,992 to the Company. In connection with such exercises the Company issued such Warrant holders an aggregate of 409,029 shares of restricted common stock.

We claim an exemption from registration for the exercise of the Warrants described above pursuant to Section 4(a)(2), Rule 506(b) and/or Regulation S of the Securities Act (“Regulation S”) since the shares of common stock were issued to “accredited investors” and/or non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Separately, effective on January 7, 2021, the Board of Directors of the Company agreed to extend the expiration date of Warrants to purchase 118,000 shares of common stock, which would have otherwise extended on January 7, 2021, pursuant to the terms of the Warrants, to February 8, 2021. In the event the remaining Warrants to purchase 118,000 shares of common stock were exercised in full, an aggregate of 118,000 shares of common stock would be issuable upon exercise thereof.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release of Golden Matrix Group, Inc., dated January 8, 2021

* Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: January 12, 2021	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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